UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 20, 2010 (September 17, 2010)

HERLEY INDUSTRIES, INC.
(Exact name of Registrant as specified in its Charter)

Commission File No. 0-5411

Delaware	23-2413500
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
3061 Industry Drive Lancaster, PA	17603
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 717-397-2777

Former name or former address, if changed since last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02:                      Departure of Directors or Certain Officers; Election of Directors;Appointment of Certain Officers; Compensatory Arrangements of CertainOfficers.

(e)           On September 17, 2010, the Compensation Committee (the “Committee”) of the Board of Directors of Herley Industries, Inc. (the “Company”) approved the payment of a special bonus to Anello C. Garefino, the Company’s Chief Financial Officer, in the amount of $50,000 payable in the first quarter of the Company’s 2011 fiscal year.  This bonus is in addition to the $80,000 bonus previously paid to Mr. Garefino for fiscal year 2010 as disclosed on a Form 8-K filed on September 14, 2010.  The bonus was determined and paid in recognition of the extraordinary efforts and accomplishments by Mr. Garefino in connection with special projects which have been pursued by the Company.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 20, 2010	HERLEY INDUSTRIES, INC. By: _/s/Richard F. Poirier____________ Richard F. Poirier Chief Executive Officer and President